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                                                                  Exhibit 10.10




                               AMENDMENT NO. 1 TO
                             STOCKHOLDERS AGREEMENT


         AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT ("Amendment No. 1") dated as of December 24, 1996 (the "Stockholders Agreement"), among International Manufacturing Services, Inc., a Delaware corporation (the "Company"), Prudential Private Equity Investors III, L.P., a Delaware limited partnership, Oak Investment Partners VI, L.P., a California limited partnership, Oak VI Affiliates Fund, L.P. a California limited partnership, the Investor Stockholders listed on the signature pages hereof, Maxtor Corporation, a Delaware corporation, and the management Stockholders listed on the signature pages hereof.

         WHEREAS, the Company wishes to acquire (the "Acquisition") the assets and certain liabilities of Pentagon Systems, Inc. ("Pentagon"), a California corporation, as contemplated by the Letter of Intent dated as of November 27, 1996 relating to the Acquisition, which is attached hereto as Exhibit A (the "Letter of Intent");

         WHEREAS, subject to the conditions of the Letter of Intent and the related definitive documentation, the Company has agreed as part of the purchase price to issue to Pentagon 300,000 shares of the Company's Common Stock;

         WHEREAS, as a condition precedent to the Acquisition, the Company has agreed to grant to those shareholders of Pentagon who acquire shares of the Company's common stock in connection with the Acquisition "piggyback" registration rights; and

         WHEREAS, the Company desires to obtain the required consent under the Stockholders Agreement to grant to Pentagon (including those shareholders of Pentagon that acquire such shares from Pentagon) Piggyback Registration Rights with respect to the Company's Common Stock issued in the Acquisition by amending and restating the definition of the term "Registrable Securities" and adding Pentagon (and such Pentagon shareholders) as parties to the Stockholder's Agreement with respect to certain provisions thereof but solely as they relate to such Piggyback Registration Rights.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment No. 1 hereby agree as follows:

         SECTION 1. Defined Terms. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Stockholders Agreement.



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         SECTION 2.  Amendment of  the term "Registrable Securities".

         The definition of the term "Registrable Securities" located in Section 12 of the Stockholders Agreement is hereby deleted and replaced with the following:

                     "'Registrable Securities' means (i) any Initial Shares which are shares of Common Stock (and any shares of Common Stock issuable upon conversion of Initial Shares which are Preferred Shares) (whether held by a Stockholder or any permitted successor or assignee of a Stockholder), (ii) any Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (iv) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, (iii) Common Stock issuable upon the exercise of the Maxtor Warrant (as defined in the Redemption Agreement), (iv) up to 300,000 shares of Common Stock issued by the Company in connection with acquisition by the Company of the assets of Pentagon Systems, Inc., a California corporation ("Pentagon"), and (v) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) of this sentence above; provided, however, that the term 'Registrable Securities' shall include the shares of Common Stock covered by clause (iv) above and any shares issued in respect thereof as contemplated by clause (ii) above (collectively, the "Pentagon Company Shares") only with respect to the rights and obligations set forth in Sections 11.2, 11.3, 11.4, 11.5, 11.6, 11.7,
          11.8, 11.9, 12 (to the extent applicable) 15, 16, 18, 19, 20, 21 and
          22 of this Agreement. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or are permitted to be sold to the public through a broker, dealer or market maker in compliance with Rule 144 (other than pursuant to the provisions of Rule 144(k)) under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected."

         SECTION 3. Addition of Section 23. The Stockholders Agreement is hereby amended by inserting after Section 22 the following Section 23.

                  "23. Pentagon Provisions. (a) Solely with respect to Sections 11.2, 11.3, 11.4, 11.5, 11.6, 11.7, 11.8, 11.9, 12 (to the extent applicable), 15, 16, 18, 19, 20, 21 and 22 of this Agreement, and only for so long as the Pentagon Company Shares constitute Registrable Securities, Pentagon and any permitted transferee of the Pentagon Company Shares shall be deemed to be a party to this Agreement in respect of the Pentagon Company Shares and such provisions. Notwithstanding the foregoing, any notice required to be given to any holder of Pentagon Company Shares shall be required to be given only to Pentagon in the manner contemplated by Section 13 of this Agreement to:



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                           Pentagon Systems, Inc.
                           2890 N. First Street
                           San Jose, California 94134-2016
                           Attention:  Mr. Muder Kothari
                           Telephone:  (408) 922-2720
                           Fax:  (408) 922-2727

                           with a copy to:

                           Marc Freed, Esq.
                           Skjerven, Morrill, MacPherson, Franklin
                                  & Friel  LLP
                           25 Metro Drive, #700
                           San Jose, California 95110
                           Telephone:  (408) 453-9200
                           Fax:  (408) 453-7979


                  (b) Notwithstanding the other provisions of this Agreement and for so long as any Pentagon Company Shares constitute Registrable Securities, without the prior written consent of Pentagon (on its behalf and on behalf of any holder of Pentagon Company Shares), this Agreement shall not be amended in a manner that adversely impacts in any material respect the rights or obligations in respect of the Pentagon Company Shares under Section 11.2, 11.3, 11.4, 11.5, 11.6, 11.7, 11.8, 11.9, 12 (to the extent applicable), 15, 16, 18, 19, 20, 21 or 22 hereof."

         SECTION 4. Effectiveness. This Amendment No. 1 shall become effective upon (a) execution of this Amendment No. 1 by the Company and the holders of at least 66.67% of the Registrable Securities and (b) the consummation of the Acquisition and the issuance to Pentagon of the Company's Common Stock in connection therewith.

         SECTION 5. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS (AND NOT THE CONFLICTS LAW) OF THE STATE OF DELAWARE.

         SECTION 6. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

         SECTION 7. Entire Agreement. This Amendment No. 1 and the Agreement constitute the entire agreement of the parties with respect to the subject matter thereof, and supersedes all previous agreements.


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          SECTION 8. Ratification. Except as expressly amended hereby, each provision of the Agreement shall remain in full force and effect and; as amended hereby, the Agreement is in all respects agreed to, ratified and confirmed by each party to the Agreement.


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          IN WITNESS WHEREOF, this Amendment No. 1 has been executed as of the date first written above.
                                   INTERNATIONAL MANUFACTURING
                                   SERVICES, INC.


                                   By:____________________________________
                                      Robert G. Behlman, President and
                                      Chief Executive Officer


                                   PRUDENTIAL PRIVATE EQUITY
                                   INVESTORS III, L.P.


                                   By: Prudential Equity Investors, Inc.
                                       General Partner

                                   By:____________________________________
                                      Name:
                                      Title:


                                   OAK INVESTMENT PARTNERS VI, L.P.


                                   By:____________________________________
                                      Name:
                                      Title:


                                   OAK VI AFFILIATES FUND, L.P.


                                   By:____________________________________
                                      Name:
                                      Title:


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                                    MAXTOR CORPORATION


                                    By:____________________________________
                                          Name:
                                          Title:



                                    MONTGOMERY ASSOCIATES, 1992 L.P.


                                    By:____________________________________
                                          Name:
                                          Title:



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                                INVESTOR STOCKHOLDERS:

                                BRINSON VENTURE CAPITAL FUND III, L.P.

                                By:  Brinson Partners, Inc., general partner


                                By:
                                   ------------------------------------------
                                   Name:
                                   Title:


                                BRINSON TRUST COMPANY,
                                as Trustee of the Brinson MAP Venture Capital Fund III


                                By:
                                   -----------------------------------------
                                   Name:
                                   Title:


                                --------------------------------------------
                                William J. Allmon
                                (individually)


                                DIXON AND CAROL DOLL FAMILY TRUST


                                By:
                                   -----------------------------------------
                                   Name:
                                   Title:


                                J. LARRY SMART AND CHERYL L. SMART
                                   TRUST DATED 3/29/95


                                By:
                                   -----------------------------------------
                                   Name:
                                   Title:



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                                   ---------------------------------------
                                   Daniel Winnike
                                   (individually)



                                   ---------------------------------------
                                   Jeffrey Saper
                                   (individually)



                                   ---------------------------------------
                                   Herbert P. Fockler
                                   (individually)


                                   WS INVESTMENT COMPANY 96A


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title: general partner

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                                     MANAGEMENT STOCKHOLDERS:


                                     --------------------------------------
                                     Robert G. Behlman
                                     (individually)


                                     --------------------------------------
                                     Nate Kawaye
                                     (individually)


                                     --------------------------------------
                                     N.K. Quek
                                     (individually)


                                     --------------------------------------
                                     Anthony Pham
                                     (individually)


                                     --------------------------------------
                                     Iris Grable
                                     (individually)


                                     --------------------------------------
                                     Julie Mahowold
                                     (individually)



ACKNOWLEDGED AND AGREED:


PENTAGON SYSTEMS, INC.

By:
   --------------------------------------
   Muder Kothari
   President and Chief Executive Officer